Exhibit 99.2

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

										FY 2022 vs.
						4Q22 Increase/		Full	Full	FY 2021
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)
Total revenues, net of interest expense(1)(2)(3)	$17,017	$19,186	$19,638	$18,508	$18,006	(3%)	6%	$71,884	$75,338	5%
Total operating expenses(1)(4)	13,532	13,165	12,393	12,749	12,985	2%	(4%)	48,193	51,292	6%
Net credit losses (NCLs)	866	872	850	887	1,180	33%	36%	4,895	3,789	(23%)
Credit reserve build / (release) for loans	(1,176)	(612)	534	441	593	34%	NM	(7,998)	956	NM
Provision / (release) for unfunded lending commitments	(193)	474	(159)	(71)	47	NM	NM	(788)	291	NM
Provisions for benefits and claims, HTM debt securities and other assets	38	21	49	108	25	(77%)	(34%)	113	203	80%
Provisions for credit losses and for benefits and claims	(465)	755	1,274	1,365	1,845	35%	NM	(3,778)	5,239	NM
Income from continuing operations before income taxes	3,950	5,266	5,971	4,394	3,176	(28%)	(20%)	27,469	18,807	(32%)
Income taxes(5)	771	941	1,182	879	640	(27%)	(17%)	5,451	3,642	(33%)
Income from continuing operations	3,179	4,325	4,789	3,515	2,536	(28%)	(20%)	22,018	15,165	(31%)
Income (loss) from discontinued operations, net of taxes(6)	-	(2)	(221)	(6)	(2)	67%	NM	7	(231)	NM
Net income before noncontrolling interests	3,179	4,323	4,568	3,509	2,534	(28%)	(20%)	22,025	14,934	(32%)
Net income (loss) attributable to noncontrolling interests	6	17	21	30	21	(30%)	NM	73	89	22%
Citigroup's net income	$3,173	$4,306	$4,547	$3,479	$2,513	(28%)	(21%)	$21,952	$14,845	(32%)

Diluted earnings per share:
Income from continuing operations	$1.46	$2.02	$2.30	$1.63	$1.16	(29%)	(21%)	$10.14	$7.11	(30%)
Citigroup's net income	$1.46	$2.02	$2.19	$1.63	$1.16	(29%)	(21%)	$10.14	$7.00	(31%)

Preferred dividends	$229	$279	$238	$277	$238	(14%)	4%	$1,040	$1,032	(1%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$2,924	$4,004	$4,495	$3,180	$2,253	(29%)	(23%)	$20,751	$13,930	(33%)
Citigroup's net income	$2,924	$4,002	4,274	$3,174	$2,251	(29%)	(23%)	$20,758	$13,700	(34%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$2,932	$4,012	$4,506	$3,191	$2,264	(29%)	(23%)	$20,781	$13,971	(33%)
Citigroup's net income	$2,932	$4,010	$4,285	$3,185	$2,262	(29%)	(23%)	$20,788	$13,741	(34%)

Shares (in millions):
Average basic	1,984.3	1,971.7	1,941.5	1,936.8	1,936.9	-	(2%)	2,033.0	1,946.7	(4%)
Average diluted	2,001.6	1,988.2	1,958.1	1,955.1	1,955.9	-	(2%)	2,049.4	1,964.3	(4%)
Common shares outstanding, at period end	1,984.4	1,941.9	1,936.7	1,936.9	1,937.0	-	(2%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(7)(8)(9)	12.25%	11.38%	11.90%	12.29%	13.0%
Tier 1 Capital ratio(7)(8)(9)	13.91%	12.98%	13.57%	14.01%	14.8%
Total Capital ratio(7)(8)(9)	16.04%	14.84%	15.16%	15.09%	15.4%
Supplementary Leverage ratio (SLR)(7)(9)(10)	5.73%	5.58%	5.63%	5.71%	5.8%
Return on average assets	0.53%	0.74%	0.77%	0.58%	0.41%			0.94%	0.62%
Return on average common equity	6.4%	9.0%	9.7%	7.1%	5.0%			11.5%	7.7%
Average tangible common equity (TCE) (in billions of dollars)	$157.0	$155.3	$154.4	$155.5	$156.9	1%	-	$156.3	$155.9	-
Return on average tangible common equity (RoTCE)	7.4%	10.5%	11.2%	8.2%	5.8%			13.4%	8.9%
Efficiency ratio (total operating expenses/total revenues, net)	79.5%	68.6%	63.1%	68.9%	72.1%	320 bps	(740) bps	67.0%	68.1%	110 bps

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,291.4	$2,394.1	$2,380.9	$2,381.1	$2,416.7	1%	5%
Total average assets	2,386.2	2,374.0	2,380.1	2,399.4	2,430.6	1%	2%	2,347.7	2,396.0	2%
Total loans	667.8	659.7	657.3	646.0	657.2	2%	(2%)
Total deposits	1,317.2	1,333.7	1,321.8	1,306.5	1,366.0	5%	4%
Citigroup's stockholders' equity	202.0	197.7	199.0	198.6	201.2	1%	-
Book value per share	92.21	92.03	92.95	92.71	94.06	1%	2%
Tangible book value per share	79.16	79.03	80.25	80.34	81.65	2%	3%

Direct staff (in thousands)	223	228	231	238	240	1%	8%

(1)

During the fourth quarter of 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. For additional information, see Note 1 to the Consolidated Financial Statements in Citi's 2021 Annual Report on Form 10-K.

(2)	Full year 2021 includes an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi's agreement to sell its Australia consumer banking business.
(3)	3Q22 includes an approximate $616 million gain on sale recorded in Other revenue (approximately $290 million after various taxes) related to Citi's sale of the Philippines consumer banking business.
(4)

4Q21 includes approximately $1.052 billion in expenses (approximately $792 million after-tax), primarily related to charges incurred from the voluntary early retirement plan (VERP) in connection with the wind-down of Citi's consumer banking business in Korea.

(5)	Full year 2021 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(6)

2Q22 discontinued operations reflects the release of a currency translation adjustment (CTA) loss (net of hedges) recorded in Accumulated Other Comprehensive Income (AOCI) related to the substantial liquidation of a legal entity (with a non-U.S. dollar functional currency), that had previously divested a legacy business.

(7)	4Q22 is preliminary.
(8)

Citi's binding CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Standardized Approach, whereas Citi's binding Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. For the composition of Citi's CET1 Capital and ratio, see page 18.

(9)

Citi's regulatory capital ratios reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources-Regulatory Capital Treatment-Modified Transition of the CECL Methodology" in Citigroup's Annual Report on Form 10-K for the year ended December 31, 2021, and Citigroup's Current Report on Form 8-K dated May 10, 2022 (as amended by a Current Report on Form 8-K/A dated May 10, 2022).

(10)	For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	4Q	1Q	2Q	3Q	4Q	4Q22 Increase/ (Decrease) from		Full Year	Full Year	FY 2022 vs. FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)

Revenues
Interest revenue	$12,828	$13,151	$15,630	$19,919	$25,708	29%	100%	$50,475	$74,408	47%
Interest expense(1)	2,009	2,280	3,666	7,356	12,438	69%	NM	7,981	25,740	NM
Net interest income (NII)	10,819	10,871	11,964	12,563	13,270	6%	23%	42,494	48,668	15%

Commissions and fees	3,229	2,568	2,452	2,139	2,016	(6%)	(38%)	13,672	9,175	(33%)
Principal transactions	1,704	4,590	4,525	2,625	2,419	(8%)	42%	10,154	14,159	39%
Administrative and other fiduciary fees	953	966	1,023	915	880	(4%)	(8%)	3,943	3,784	(4%)
Realized gains (losses) on investments	10	80	(58)	52	(7)	NM	NM	665	67	(90%)
Impairment losses on investments and other assets	(94)	(90)	(96)	(91)	(222)	NM	NM	(206)	(499)	NM
Provision for credit losses on AFS debt securities(2)	(2)	-	2	5	(2)	NM	-	(3)	5	NM
Other revenue (loss)	398	201	(174)	300	(348)	NM	NM	1,165	(21)	NM
Total non-interest revenues (NIR)	6,198	8,315	7,674	5,945	4,736	(20%)	(24%)	29,390	26,670	(9%)
Total revenues, net of interest expense	17,017	19,186	19,638	18,508	18,006	(3%)	6%	71,884	75,338	5%

Provisions for credit losses and for benefits and claims
Net credit losses	866	872	850	887	1,180	33%	36%	4,895	3,789	(23%)
Credit reserve build / (release) for loans	(1,176)	(612)	534	441	593	34%	NM	(7,998)	956	NM
Provision for credit losses on loans	(310)	260	1,384	1,328	1,773	34%	NM	(3,103)	4,745	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	14	(2)	20	10	5	(50%)	(64%)	(3)	33	NM
Provision for credit losses on other assets	(3)	(4)	7	73	-	(100%)	100%	-	76	NM
Policyholder benefits and claims	27	27	22	25	20	(20%)	(26%)	116	94	(19%)
Provision for credit losses on unfunded lending commitments	(193)	474	(159)	(71)	47	NM	NM	(788)	291	NM
Total provisions for credit losses and for benefits and claims(3)	(465)	755	1,274	1,365	1,845	35%	NM	(3,778)	5,239	NM

Operating expenses
Compensation and benefits	7,093	6,820	6,472	6,745	6,618	(2%)	(7%)	25,134	26,655	6%
Premises and equipment	620	543	619	557	601	8%	(3%)	2,314	2,320	-
Technology / communication	2,084	2,016	2,068	2,145	2,358	10%	13%	7,828	8,587	10%
Advertising and marketing	478	311	414	407	424	4%	(11%)	1,490	1,556	4%
Other operating(1)	3,257	3,475	2,820	2,895	2,984	3%	(8%)	11,427	12,174	7%
Total operating expenses	13,532	13,165	12,393	12,749	12,985	2%	(4%)	48,193	51,292	6%

Income from continuing operations before income taxes	3,950	5,266	5,971	4,394	3,176	(28%)	(20%)	27,469	18,807	(32%)
Provision for income taxes (4)	771	941	1,182	879	640	(27%)	(17%)	5,451	3,642	(33%)

Income (loss) from continuing operations	3,179	4,325	4,789	3,515	2,536	(28%)	(20%)	22,018	15,165	(31%)
Discontinued operations(5)
Income (loss) from discontinued operations	-	(2)	(262)	(6)	(2)	67%	NM	7	(272)	NM
Provision (benefit) for income taxes	-	-	(41)	-	-	-	-	-	(41)	NM
Income (loss) from discontinued operations, net of taxes	-	(2)	(221)	(6)	(2)	67%	NM	7	(231)	NM

Net income before noncontrolling interests	3,179	4,323	4,568	3,509	2,534	(28%)	(20%)	22,025	14,934	(32%)
Net income (loss) attributable to noncontrolling interests	6	17	21	30	21	(30%)	NM	73	89	22%
Citigroup's net income	$3,173	$4,306	$4,547	$3,479	$2,513	(28%)	(21%)	$21,952	$14,845	(32%)

(1)	See footnote 1 on page 1.
(2)	This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(3)	This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(4)	See footnote 5 on page 1.
(5)	See footnote 6 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						4Q22 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2021	2022	2022	2022	2022(1)	3Q22	4Q21
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,515	$27,768	$24,902	$26,502	$30,577	15%	11%
Deposits with banks, net of allowance	234,518	244,319	259,128	273,105	311,448	14%	33%
Securities borrowed and purchased under agreements to resell, net of allowance	327,288	345,410	361,334	349,214	365,401	5%	12%
Brokerage receivables, net of allowance	54,340	89,218	80,486	79,696	54,192	(32%)	-
Trading account assets	331,945	357,997	340,875	358,260	334,114	(7%)	1%
Investments
Available-for-sale debt securities, net of allowance	288,522	264,774	238,499	232,143	249,679	8%	(13%)
Held-to-maturity debt securities, net of allowance	216,963	242,547	267,592	267,864	268,863	-	24%
Equity securities	7,337	7,281	7,787	8,009	8,040	-	10%
Total investments	512,822	514,602	513,878	508,016	526,582	4%	3%
Loans, net of unearned income
Consumer(2)	376,534	350,328	355,605	357,583	368,067	3%	(2%)
Corporate(3)	291,233	309,341	301,728	288,377	289,154	-	(1%)
Loans, net of unearned income	667,767	659,669	657,333	645,960	657,221	2%	(2%)
Allowance for credit losses on loans (ACLL)	(16,455)	(15,393)	(15,952)	(16,309)	(16,974)	(4%)	(3%)
Total loans, net	651,312	644,276	641,381	629,651	640,247	2%	(2%)
Goodwill	21,299	19,865	19,597	19,326	19,691	2%	(8%)
Intangible assets (including MSRs)	4,495	4,522	4,526	4,485	4,428	(1%)	(1%)
Other assets, net of allowance	125,879	146,128	134,797	132,809	129,996	(2%)	3%
Total assets	$2,291,413	$2,394,105	$2,380,904	$2,381,064	$2,416,676	1%	5%

Liabilities
Non-interest-bearing deposits in U.S. offices	$158,552	$153,666	$147,214	$135,514	$122,655	(9%)	(23%)
Interest-bearing deposits in U.S. offices	543,283	557,327	565,785	570,920	607,470	6%	12%
Total U.S. deposits	701,835	710,993	712,999	706,434	730,125	3%	4%
Non-interest-bearing deposits in offices outside the U.S.	97,270	98,579	100,266	98,904	95,182	(4%)	(2%)
Interest-bearing deposits in offices outside the U.S.	518,125	524,139	508,583	501,148	540,647	8%	4%
Total international deposits	615,395	622,718	608,849	600,052	635,829	6%	3%

Total deposits	1,317,230	1,333,711	1,321,848	1,306,486	1,365,954	5%	4%
Securities loaned and sold under agreements to resell	191,285	204,494	198,472	203,429	202,444	-	6%
Brokerage payables	61,430	91,324	96,474	87,841	69,218	(21%)	13%
Trading account liabilities	161,529	188,059	180,453	196,479	170,647	(13%)	6%
Short-term borrowings	27,973	30,144	40,054	47,368	47,096	(1%)	68%
Long-term debt	254,374	253,954	257,425	253,068	271,606	7%	7%
Other liabilities(4)	74,920	94,066	86,552	87,276	87,873	1%	17%
Total liabilities	$2,088,741	$2,195,752	$2,181,278	$2,181,947	$2,214,838	2%	6%

Equity
Stockholders' equity
Preferred stock	$18,995	$18,995	$18,995	$18,995	$18,995	-	-
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	108,003	108,050	108,210	108,347	108,458	-	-
Retained earnings	184,948	187,962	191,261	193,462	194,734	1%	5%
Treasury stock, at cost	(71,240)	(73,744)	(73,988)	(73,977)	(73,967)	-	(4%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(38,765)	(43,585)	(45,495)	(48,298)	(47,062)	3%	(21%)
Total common equity	$182,977	$178,714	$180,019	$179,565	$182,194	1%	-

Total Citigroup stockholders' equity	$201,972	$197,709	$199,014	$198,560	$201,189	1%	-
Noncontrolling interests	700	644	612	557	649	17%	(7%)
Total equity	202,672	198,353	199,626	199,117	201,838	1%	-
Total liabilities and equity	$2,291,413	$2,394,105	$2,380,904	$2,381,064	$2,416,676	1%	5%

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.
(5)	As discussed in footnote 2 on page 1, Citi's third quarter of 2021 results include an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi’s agreement to sell its Australia consumer banking business. The loss primarily reflects the impact of an approximate $625 million ($475 million (after-tax)) currency translation adjustment (CTA) loss (net of hedges) at September 30, 2021, December 31, 2021 and March 31, 2022, already reflected in the Accumulated Other Comprehensive Income (AOCI) component of equity. The sale closed during the second quarter of 2022, and the CTA balance was removed from the AOCI component of equity as of the end of the second quarter of 2022, resulting in a neutral impact from CTA to Citi’s Common Equity Tier 1 Capital.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						4Q22 Increase/				Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from				Year	Year	FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22		4Q21		2021	2022	(Decrease)
Net revenues
Institutional Clients Group	$8,908	$11,160	$11,419	$9,468	$9,159	(3%)		3%		$39,836	$41,206	3%
Personal Banking and Wealth Management	5,785	5,905	6,029	6,187	6,096	(1%)		5%		23,327	24,217	4%
Legacy Franchises	2,193	1,931	1,935	2,554	2,052	(20%)		(6%)		8,251	8,472	3%
Corporate/Other	131	190	255	299	699	NM		NM		470	1,443	NM

Total net revenues	$17,017	$19,186	$19,638	$18,508	$18,006	(3%)		6%		$71,884	$75,338	5%

Income (loss) from continuing operations
Institutional Clients Group	$2,330	$2,658	$3,978	$2,186	$1,916	(12%)		(18%)		$14,308	$10,738	(25%)
Personal Banking and Wealth Management	1,613	1,860	553	792	114	(86%)		(93%)		7,734	3,319	(57%)
Legacy Franchises	(620)	(385)	(15)	316	75	(76%)		NM		(9)	(9)	-
Corporate/Other	(144)	192	273	221	431	95%		NM		(15)	1,117	NM

Income from continuing operations	$3,179	$4,325	$4,789	$3,515	$2,536	(28%)		(20%)		$22,018	$15,165	(31%)

Discontinued operations	-	(2)	(221)	(6)	(2)	67%		NM		7	(231)	NM
Net income attributable to noncontrolling interests	6	17	21	30	21	(30%)		NM		73	89	22%

Net income	$3,173	$4,306	$4,547	$3,479	$2,513	(28%)		(21%)		$21,952	$14,845	(32%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						4Q22 Increase/		Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)
Commissions and fees	$1,064	$1,130	$1,125	$1,082	$1,067	(1%)	-	4,300	4,404	2%
Administration and other fiduciary fees	662	672	732	651	629	(3%)	(5%)	2,693	2,684	-
Investment banking fees(1)	1,669	1,039	990	816	728	(11%)	(56%)	6,709	3,573	(47%)
Principal transactions	1,654	4,442	4,358	2,776	2,057	(26%)	24%	9,763	13,633	40%
Other	91	93	(306)	(427)	(359)	16%	NM	1,372	(999)	NM
Total non-interest revenue	5,140	7,376	6,899	4,898	4,122	(16%)	(20%)	24,837	23,295	(6%)
Net interest income (including dividends)	3,768	3,784	4,520	4,570	5,037	10%	34%	14,999	17,911	19%
Total revenues, net of interest expense	8,908	11,160	11,419	9,468	9,159	(3%)	3%	39,836	41,206	3%
Total operating expenses	6,225	6,723	6,434	6,541	6,601	1%	6%	23,949	26,299	10%
Net credit losses on loans	82	30	18	-	104	NM	27%	356	152	(57%)
Credit reserve build / (release) for loans	(192)	596	(76)	75	(117)	NM	39%	(2,093)	478	NM
Provision for credit losses on unfunded lending commitments	(181)	352	(169)	(59)	63	NM	NM	(753)	187	NM
Provisions for credit losses for HTM debt securities and other assets	10	(7)	25	70	6	(91%)	(40%)	-	94	NM
Provision for credit losses	(281)	971	(202)	86	56	(35%)	NM	(2,490)	911	NM
Income from continuing operations before taxes	2,964	3,466	5,187	2,841	2,502	(12%)	(16%)	18,377	13,996	(24%)
Income taxes	634	808	1,209	655	586	(11%)	(8%)	4,069	3,258	(20%)
Income from continuing operations	2,330	2,658	3,978	2,186	1,916	(12%)	(18%)	14,308	10,738	(25%)
Noncontrolling interests	10	18	17	24	20	(17%)	100%	83	79	(5%)
Net income	$2,320	$2,640	$3,961	$2,162	$1,896	(12%)	(18%)	$14,225	$10,659	(25%)
EOP assets (in billions)	$1,613	$1,704	$1,700	$1,706	$1,730	1%	7%
Average assets (in billions)	1,698	1,685	1,698	1,729	1,753	1%	3%	1,669	1,716	3%
Efficiency ratio	70%	60%	56%	69%	72%	300 bps	200 bps	60%	64%	400 bps

Revenue by reporting unit
Services	$3,270	$3,465	$4,050	$4,177	$4,330	4%	32%	$12,582	$16,022	27%
Markets	3,332	5,809	5,292	4,068	3,944	(3%)	18%	17,876	19,113	7%
Banking	2,306	1,886	2,077	1,223	885	(28%)	(62%)	9,378	6,071	(35%)
Total revenues, net of interest expense	$8,908	$11,160	$11,419	$9,468	$9,159	(3%)	3%	$39,836	$41,206	3%

Revenue by region
North America	$3,278	$3,722	$4,410	$3,091	$2,444	(21%)	(25%)	$14,759	$13,667	(7%)
EMEA	2,705	4,030	3,566	3,099	3,293	6%	22%	12,415	13,988	13%
Latin America	1,113	1,141	1,266	1,202	1,320	10%	19%	4,277	4,929	15%
Asia	1,812	2,267	2,177	2,076	2,102	1%	16%	8,385	8,622	3%
Total revenues, net of interest expense	$8,908	$11,160	$11,419	$9,468	$9,159	(3%)	3%	$39,836	$41,206	3%

Income (loss) from continuing operations by region
North America	$768	$589	$1,501	$97	$(90)	NM	NM	$5,089	$2,097	(59%)
EMEA	672	928	1,172	1,003	857	(15%)	28%	4,203	3,960	(6%)
Latin America	473	359	544	426	508	19%	7%	2,060	1,837	(11%)
Asia	417	782	761	660	641	(3%)	54%	2,956	2,844	(4%)
Income (loss) from continuing operations	$2,330	$2,658	$3,978	$2,186	$1,916	(12%)	(18%)	$14,308	$10,738	(25%)

Average loans by reporting unit (in billions)
Services	$77	$81	$85	$82	$79	(4%)	3%	$75	$82	9%
Banking	195	194	199	197	194	(2%)	(1%)	196	196	-
Markets	17	14	13	12	12	-	(29%)	16	13	(19%)
Total	$289	$289	$297	$291	$285	(2%)	(1%)	$287	$291	1%

Average deposits by reporting unit and selected component (in billions)
Treasury and trade solutions (TTS)	$689	$670	$672	$664	$694	5%	1%	$670	$675	1%
Securities services	140	135	137	131	129	(2%)	(8%)	135	133	(1%)
Services	829	805	809	795	823	4%	(1%)	805	808	-
Markets & Banking	23	21	21	22	23	14%	9%	23	22	(4%)
Total	$852	$826	$830	$817	$848	4%	-	$828	$830	-

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$23.7	$23.0	$21.2	$20.9	$22.2	6%	(6%)
Cross border transaction value	$78.2	$75.6	$79.3	$75.6	$81.1	7%	4%	$279.5	$311.6	11%
U.S.-dollar clearing volume (in millions)	37.8	36.1	36.7	37.6	38.2	2%	1%	146.2	148.6	2%
Commercial card spend volume	$11.4	$11.4	$15.0	$15.6	$15.4	(1%)	35%	$38.6	$57.4	49%

(1)	Investment banking fees are substantially composed of underwriting and advisory revenues.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						4Q22 Increase/		Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2021 Increase/
Services	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)
Net interest income	$1,694	$1,924	$2,354	$2,619	$2,825	8%	67%	$6,595	$9,722	47%
Non-interest revenue	1,576	1,541	1,696	1,558	1,505	(3%)	(5%)	5,987	6,300	5%
Total Services revenues	$3,270	$3,465	$4,050	$4,177	$4,330	4%	32%	$12,582	$16,022	27%

Net interest income	$1,455	$1,676	$2,054	$2,232	$2,344	5%	61%	$5,706	$8,306	46%
Non-interest revenue	960	931	1,003	977	946	(3%)	(1%)	3,509	3,857	10%
Treasury and trade solutions	$2,415	$2,607	$3,057	$3,209	$3,290	3%	36%	$9,215	$12,163	32%

Net interest income	$239	$248	$300	$387	$481	24%	NM	$889	$1,416	59%
Non-interest revenue	616	610	693	581	559	(4%)	(9%)	2,478	2,443	(1%)
Securities services	$855	$858	$993	$968	$1,040	7%	22%	$3,367	$3,859	15%

Markets
Net interest income	$1,239	$1,092	$1,355	$1,228	$1,489	21%	20%	$5,161	$5,164	-
Non-interest revenue	2,093	4,717	3,937	2,840	2,455	(14%)	17%	12,715	13,949	10%
Total Markets revenues	$3,332	$5,809	$5,292	$4,068	$3,944	(3%)	18%	$17,876	$19,113	7%

Fixed income markets	$2,414	$4,282	$4,056	$3,062	$3,155	3%	31%	$12,880	$14,555	13%
Equity markets	918	1,527	1,236	1,006	789	(22%)	(14%)	4,996	4,558	(9%)
Total	$3,332	$5,809	$5,292	$4,068	$3,944	(3%)	18%	$17,876	$19,113	7%

Rates and currencies	$1,710	$3,214	$3,249	$2,492	$2,788	12%	63%	$8,793	$11,743	34%
Spread products / other fixed income	704	1,068	807	570	367	(36%)	(48%)	4,087	2,812	(31%)
Total fixed income markets revenues	$2,414	$4,282	$4,056	$3,062	$3,155	3%	31%	$12,880	$14,555	13%

Banking
Net interest income	$835	$768	$811	$723	$723	-	(13%)	$3,243	$3,025	(7%)
Non-interest revenue	1,471	1,118	1,266	500	162	(68%)	(89%)	6,135	3,046	(50%)
Total Banking revenues, including gain/(loss) on loan hedges	$2,306	$1,886	$2,077	$1,223	$885	(28%)	(62%)	$9,378	$6,071	(35%)

Investment banking
Advisory	$571	$347	$357	$392	$269	(31%)	(53%)	$1,796	$1,365	(24%)
Equity underwriting	462	185	177	100	149	49%	(68%)	2,249	611	(73%)
Debt underwriting	520	496	271	139	227	63%	(56%)	2,586	1,133	(56%)
Total investment banking	1,553	1,028	805	631	645	2%	(58%)	6,631	3,109	(53%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	732	689	778	648	540	(17%)	(26%)	2,887	2,655	(8%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$2,285	$1,717	$1,583	$1,279	$1,185	(7%)	(48%)	$9,518	$5,764	(39%)
Gain/(loss) on loan hedges(1)	21	169	494	(56)	(300)	NM	NM	(140)	307	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$2,306	$1,886	$2,077	$1,223	$885	(28%)	(62%)	$9,378	$6,071	(35%)

Total ICG revenues, net of interest expense	$8,908	$11,160	$11,419	$9,468	$9,159	(3%)	3%	$39,836	$41,206	3%
Taxable-equivalent adjustments(2)	159	100	116	115	103	(10%)	(35)%	559	434	(22%)
Total ICG revenues - including taxable-equivalent adjustments(2)	$9,067	$11,260	$11,535	$9,583	$9,262	(3%)	2%	$40,395	$41,640	3%

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						4Q22 Increase/		Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)
Net interest income	$5,322	$5,385	$5,569	$5,836	$5,866	1%	10%	$20,646	$22,656	10%
Non-interest revenue	463	520	460	351	230	(34%)	(50%)	2,681	1,561	(42%)
Total revenues, net of interest expense	5,785	5,905	6,029	6,187	6,096	(1%)	5%	23,327	24,217	4%
Total operating expenses	4,017	3,889	3,985	4,077	4,307	6%	7%	14,610	16,258	11%
Net credit losses on loans	568	691	699	723	908	26%	60%	3,061	3,021	(1%)
Credit reserve build / (release) for loans	(866)	(1,062)	638	360	771	NM	NM	(4,284)	707	NM
Provision for credit losses on unfunded lending commitments	(3)	(2)	13	19	(19)	NM	NM	(16)	11	NM
Provisions for benefits and claims, and other assets	5	(3)	5	7	6	(14%)	20%	15	15	-
Provisions for credit losses and for benefits and claims (PBC)	(296)	(376)	1,355	1,109	1,666	50%	NM	(1,224)	3,754	NM
Income (loss) from continuing operations before taxes	2,064	2,392	689	1,001	123	(88%)	(94%)	9,941	4,205	(58%)
Income taxes (benefits)	451	532	136	209	9	(96%)	(98%)	2,207	886	(60%)
Income (loss) from continuing operations	1,613	1,860	553	792	114	(86%)	(93%)	7,734	3,319	(57%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$1,613	$1,860	$553	$792	$114	(86%)	(93%)	$7,734	$3,319	(57%)
EOP assets (in billions)	$464	$476	$479	$479	$494	3%	6%
Average assets (in billions)	476	474	474	473	484	2%	2%	467	476	2%
Efficiency ratio	69%	66%	66%	66%	71%	500 bps	200 bps	63%	67%	400 bps

Revenue by reporting unit and component
Branded cards	$2,073	$2,090	$2,168	$2,258	$2,376	5%	15%	$8,190	$8,892	9%
Retail services	1,290	1,299	1,300	1,431	1,420	(1%)	10%	5,082	5,450	7%
Retail banking	624	595	656	642	608	(5%)	(3%)	2,506	2,501	-
U.S. Personal Banking	3,987	3,984	4,124	4,331	4,404	2%	10%	15,778	16,843	7%
Private bank	688	779	745	649	589	(9%)	(14%)	2,943	2,762	(6%)
Wealth at Work	177	183	170	182	195	7%	10%	691	730	6%
Citigold	933	959	990	1,025	908	(11%)	(3%)	3,915	3,882	(1%)
Global Wealth Management	1,798	1,921	1,905	1,856	1,692	(9%)	(6%)	7,549	7,374	(2%)
Total	$5,785	$5,905	$6,029	$6,187	$6,096	(1%)	5%	$23,327	$24,217	4%

Average loans by reporting unit (in billions)
U.S. Personal Banking	$162	$161	$167	$174	$180	3%	11%	$159	$170	7%
Global Wealth Management	150	151	150	151	150	(1%)	-	148	151	2%
Total	$312	$312	$317	$325	$330	2%	6%	$307	$321	5%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$114	$118	$116	$115	$111	(3%)	(3%)	$112	$115	3%
Global Wealth Management	323	329	319	313	320	2%	(1%)	305	320	5%
Total	$437	$447	$435	$428	$431	1%	(1%)	$417	$435	4%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						4Q22 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2021	2022	2022	2022	2022	3Q22	4Q21
U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	1,069	991	1,069	1,090	1,023	(6%)	(4%)
Retail services	3,126	2,178	2,634	2,339	2,806	20%	(10%)
Credit card spend volume
Branded cards	$115.2	$106.8	$121.8	$120.7	$125.3	4%	9%
Retail services	27.1	21.4	26.1	24.5	27.1	11%	-
Average loans(1)
Branded cards	$84.5	$84.0	$87.9	$91.8	$95.4	4%	13%
Retail services	43.8	44.2	44.8	46.1	48.0	4%	10%
EOP loans(1)
Branded cards	$87.9	$85.9	$91.6	$93.7	$100.2	7%	14%
Retail services	46.0	44.1	45.8	46.7	50.5	8%	10%
NII as a % of average loans(2)
Branded cards	8.93%	9.16%	8.86%	8.98%	8.97%
Retail services	16.55%	16.93%	17.32%	17.45%	16.92%
NCLs as a % of average loans
Branded cards	1.33%	1.46%	1.50%	1.50%	1.68%
Retail services	2.10%	2.31%	2.60%	2.71%	3.30%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.44%	0.47%	0.46%	0.51%	0.63%
Retail services	1.05%	1.15%	1.16%	1.35%	1.56%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.46%	0.49%	0.47%	0.59%	0.69%
Retail services	1.17%	1.27%	1.27%	1.53%	1.62%

Average deposits	$114	$118	$116	$115	$111	(3%)	(3%)
Branches (actual)	658	658	658	653	654	-	(1%)
Mortgage originations	$3.4	$3.1	$4.1	$4.2	$2.7	(36%)	(21%)

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$814	$788	$730	$708	$746	5%	(8%)
Average loans	150	151	150	151	150	(1%)	-
Average deposits	323	329	319	313	320	2%	(1%)
U.S. mortgage originations	3.5	3.7	5.3	4.4	2.5	(43%)	(29%)

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period's presentation.

LEGACY FRANCHISES(1)

(In millions of dollars, except as otherwise noted)

						4Q22 Increase/		Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)
Net interest income	$1,534	$1,508	$1,474	$1,385	$1,324	(4%)	(14%)	$6,250	$5,691	(9%)
Non-interest revenue(2)(3)	659	423	461	1,169	728	(38%)	10%	2,001	2,781	39%
Total revenues, net of interest expense	2,193	1,931	1,935	2,554	2,052	(20%)	(6%)	8,251	8,472	3%
Total operating expenses(3)(4)	2,971	2,293	1,814	1,845	1,830	(1%)	(38%)	8,259	7,782	(6%)
Net credit losses on loans	216	151	133	164	168	2%	(22%)	1,478	616	(58%)
Credit reserve build / (release) for loans	(118)	(146)	(28)	6	(61)	NM	48%	(1,621)	(229)	86%
Provision for credit losses on unfunded lending commitments	(9)	124	(3)	(31)	3	NM	NM	(19)	93	NM
Provisions for benefits and claims, HTM debt securities and other assets	23	31	19	28	13	(54%)	(43%)	100	91	(9%)
Provisions for credit losses and for benefits and claims (PBC)	112	160	121	167	123	(26%)	10%	(62)	571	NM
Income (loss) from continuing operations before taxes	(890)	(522)	-	542	99	(82%)	NM	54	119	NM
Income taxes (benefits)	(270)	(137)	15	226	24	(89%)	NM	63	128	NM
Income (loss) from continuing operations	(620)	(385)	(15)	316	75	(76%)	NM	(9)	(9)	-
Noncontrolling interests	(4)	(2)	2	-	3	NM	NM	(10)	3	NM
Net income (loss)	$(616)	$(383)	$(17)	$316	$72	(77%)	NM	$1	$(12)	NM
EOP assets (in billions)	$125	$122	$108	$100	$97	(3%)	(22%)
Average assets (in billions)	123	124	115	103	99	(4%)	(20%)	127	110	(13%)
Efficiency ratio	135%	119%	94%	72%	89%	1,700 bps	(4,600) bps	100%	92%	-800 bps

Revenue by reporting unit and component
Asia Consumer	$948	$787	$880	$1,372	$772	(44%)	(19%)	$3,405	$3,811	12%
Mexico Consumer/SBMM	1,168	1,139	1,184	1,173	1,255	7%	7%	4,651	4,751	2%
Legacy Holdings Assets	77	5	(129)	9	25	NM	(68%)	195	(90)	NM
Total	$2,193	$1,931	$1,935	$2,554	$2,052	(20%)	(6%)	$8,251	$8,472	3%

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$41.1	$19.5	$17.3	$13.4	$13.3	(1%)	(68%)
EOP deposits	43.3	17.5	17.2	14.6	14.5	(1%)	(67%)
Average loans	42.3	23.1	18.2	15.2	13.2	(13%)	(69%)
NCLs as a % of average loans	0.96%	0.79%	0.77%	1.02%	1.23%
Loans 90+ days past due as a % of EOP loans	0.51%	0.28%	0.29%	0.35%	0.37%
Loans 30-89 days past due as a % of EOP loans	0.69%	0.32%	0.40%	0.47%	0.53%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.0	$20.7	$20.6	$20.7	$21.9	6%	9%
EOP deposits	32.7	33.9	35.5	35.8	36.5	2%	12%
Average loans	19.4	19.6	20.5	20.4	21.3	4%	10%
NCLs as a % of average loans	2.72%	2.55%	2.15%	2.64%	2.48%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	1.38%	1.32%	1.29%	1.26%	1.28%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	1.30%	1.30%	1.18%	1.23%	1.26%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$3.9	$3.7	$3.2	$3.2	$3.0	(6%)	(23%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit or has exited (Asia Consumer); the consumer, small business & middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 2 on page 1.
(3)	See footnote 3 on page 1.
(4)	See footnote 4 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						4Q22 Increase/		Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)
Net interest income	$195	$194	$401	$772	$1,043	35%	NM	$599	$2,410	NM
Non-interest revenue	(64)	(4)	(146)	(473)	(344)	27%	NM	(129)	(967)	NM
Total revenues, net of interest expense	131	190	255	299	699	NM	NM	470	1,443	NM
Total operating expenses	319	260	160	286	247	(14%)	(23%)	1,375	953	(31%)
Provisions for HTM debt securities and other assets	-	-	-	3	-	(100%)	-	(2)	3	NM
Income (loss) from continuing operations before taxes	(188)	(70)	95	10	452	NM	NM	(903)	487	NM
Income taxes (benefits)	(44)	(262)	(178)	(211)	21	NM	NM	(888)	(630)	29%
Income (loss) from continuing operations	(144)	192	273	221	431	95%	NM	(15)	1,117	NM
Income (loss) from discontinued operations, net of taxes(2)	-	(2)	(221)	(6)	(2)	67%	NM	7	(231)	NM
Noncontrolling interests	-	1	2	6	(2)	NM	NM	-	7	NM
Net income (loss)	$(144)	$189	$50	$209	$431	NM	NM	$(8)	$879	NM
EOP assets (in billions)	$89	$92	$94	$96	$96	-	8%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance-related costs), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury Investment activities and discontinued operations.

(2)	See footnote 6 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
In millions of dollars, except as otherwise noted	4Q21	3Q22	4Q22(5)	4Q21	3Q22	4Q22(5)	4Q21		3Q22		4Q22(5)
Assets
Deposits with banks	$295,330	$256,444	$305,658	$159	$1,218	$2,343	0.21%		1.88%		3.04%
Securities borrowed and purchased under resale agreements(6)	341,256	361,719	358,513	289	2,176	3,779	0.34%		2.39%		4.18%
Trading account assets(7)	269,149	272,996	277,374	1,276	1,991	2,626	1.88%		2.89%		3.76%
Investments	512,181	513,414	519,072	1,951	3,010	3,812	1.51%		2.33%		2.91%

Consumer loans	371,481	356,347	360,518	6,618	7,380	8,148	7.07%		8.22%		8.97%
Corporate loans	295,927	298,371	291,984	2,328	3,430	4,121	3.12%		4.56%		5.60%
Total loans (net of unearned income)(8)	667,408	654,718	652,502	8,946	10,810	12,269	5.32%		6.55%		7.46%
Other interest-earning assets	86,527	110,619	98,131	249	760	912	1.14%		2.73%		3.69%
Total average interest-earning assets	$2,171,851	$2,169,910	$2,211,250	$12,870	$19,965	$25,741	2.35%		3.65%		4.62%

Liabilities
Deposits(9)	1,111,944	1,075,359	1,131,425	778	3,270	5,998	0.28%		1.21%		2.10%
Securities loaned and sold under repurchase agreements(6)	221,948	207,190	205,138	212	1,251	2,267	0.38%		2.40%		4.38%
Trading account liabilities(7)	114,233	128,525	121,423	112	472	681	0.39%		1.46%		2.23%
Short-term borrowings and other interest-bearing liabilities	103,523	154,322	153,326	51	745	1,420	0.20%		1.92%		3.67%
Long-term debt(10)	175,804	169,329	169,642	856	1,618	2,072	1.93%		3.79%		4.85%
Total average interest-bearing liabilities	$1,727,452	$1,734,725	$1,780,954	$2,009	$7,356	$12,438	0.46%		1.68%		2.77%

Net interest income as a % of average interest-earning assets (NIM)(9)				$10,861	$12,609	$13,303	1.98%		2.31%		2.39%

4Q22 increase (decrease) from:							41	bps	8	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $42 million for 4Q21, $46 million for 3Q22 and $33 million for 4Q22.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	4Q22 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances.
(9)	See footnote 1 on page 1.
(10)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue.

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						4Q22 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2021	2022	2022	2022	2022	3Q22	4Q21

Corporate loans - by region
North America	$126.7	$129.2	$129.9	$125.9	$127.8	2%	1%
EMEA	75.7	81.2	76.8	71.6	71.0	(1%)	(6%)
Latin America	32.2	35.9	36.2	35.4	36.2	2%	12%
Asia	56.6	63.0	58.8	55.5	54.2	(2%)	(4%)
Total corporate loans	$291.2	$309.3	$301.7	$288.4	$289.2	-	(1%)

Corporate loans - by reporting unit
Services	$75.2	$86.7	$86.1	$80.8	$77.5	(4%)	3%
Markets	15.1	14.6	12.6	11.7	13.6	16%	(10%)
Banking	194.2	200.9	195.9	188.9	191.0	1%	(2%)
Legacy Franchises - Mexico SBMM	6.7	7.1	7.1	7.0	7.1	1%	6%
Total corporate loans	$291.2	$309.3	$301.7	$288.4	$289.2	-	(1%)

Personal Banking and Wealth Management
Branded cards	$87.9	$85.9	$91.6	$93.7	$100.2	7%	14%
Retail services	46.0	44.1	45.8	46.7	50.5	8%	10%
Retail banking	33.0	33.3	35.4	35.8	37.1	4%	12%
U.S. Personal Banking	$166.9	$163.3	$172.8	$176.2	$187.8	7%	13%
Global Wealth Management	151.3	150.2	148.8	151.1	149.2	(1%)	(1%)
Total	$318.2	$313.5	$321.6	$327.3	$337.0	3%	6%

Legacy Franchises - Consumer
Asia Consumer(3)	$41.1	$19.5	$17.3	$13.4	$13.3	(1%)	(68%)
Mexico Consumer	13.3	13.6	13.5	13.7	14.8	8%	11%
Legacy Holdings Assets	3.9	3.7	3.2	3.2	3.0	(6%)	(23%)
Total	$58.3	$36.8	$34.0	$30.3	$31.1	3%	(47%)

Total consumer loans	$376.5	$350.3	$355.6	$357.6	$368.1	3%	(2%)

Total loans	$667.8	$659.7	$657.3	$646.0	$657.2	2%	(2%)

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						4Q22 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2021	2022	2022	2022	2022	3Q22	4Q21
ICG by region
North America	$382.8	$390.5	$404.3	$391.0	$405.5	4%	6%
EMEA	193.1	208.6	210.7	197.7	215.6	9%	12%
Latin America	37.7	38.9	37.7	35.5	40.9	15%	8%
Asia	175.8	187.5	176.0	172.7	183.4	6%	4%
Total	$789.4	$825.5	$828.7	$796.9	$845.4	6%	7%

ICG by reporting unit
Treasury and trade solutions	$633.2	$664.2	$670.3	$647.1	$701.3	8%	11%
Securities services	133.8	138.7	136.3	127.8	119.8	(6%)	(10%)
Services	$767.0	$802.9	$806.6	$774.9	$821.1	6%	7%
Markets	21.4	21.5	20.9	20.5	22.6	10%	6%
Banking	1.0	1.5	1.2	1.5	1.7	13%	70%
Total	$789.4	$825.5	$828.7	$796.9	$845.4	6%	7%

Personal Banking and Wealth Management
U.S. Personal Banking	$116.8	$119.5	$115.7	$115.2	$112.5	(2%)	(4%)
Global Wealth Management	329.2	332.1	311.9	312.1	325.3	4%	(1%)
Total	$446.0	$451.6	$427.6	$427.3	$437.8	2%	(2%)

Legacy Franchises
Asia Consumer(1)	$43.3	$17.5	$17.2	$14.6	$14.5	(1%)	(67%)
Mexico Consumer/SBMM	32.7	33.9	35.5	35.8	36.5	2%	12%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$76.0	$51.4	$52.7	$50.4	$51.0	1%	(33%)

Corporate/Other	5.8	5.2	12.8	31.9	31.8	-	NM

Total deposits - EOP	$1,317.2	$1,333.7	$1,321.8	$1,306.5	$1,366.0	5%	4%

Total deposits - average	$1,370.3	$1,334.3	$1,322.5	$1,315.9	$1,361.1	3%	(1%)

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except for ratios)

																ACLL/EOP
	Balance	Builds / (releases)					FY 2021	Balance	Builds / (releases)					FY 2022	Balance	Loans
	12/31/20	1Q21	2Q21	3Q21	4Q21	FY 2021	FX/Other	12/31/21	1Q22	2Q22	3Q22	4Q22	FY 2022	FX/Other	12/31/22	12/31/22
Allowance for credit losses on loans (ACLL)
ICG	$4,356	$(1,103)	$(812)	$14	$(192)	$(2,093)	$(22)	$2,241	$596	$(76)	$75	$(117)	$478	$(4)	$2,715
Legacy Franchises corporate (Mexico SBMM)	420	(124)	(51)	(61)	(1)	(237)	(9)	174	5	(3)	(34)	(7)	(39)	5	140
Total corporate ACLL	$4,776	$(1,227)	$(863)	$(47)	$(193)	$(2,330)	$(31)	$2,415	$601	$(79)	$41	$(124)	$439	$1	$2,855	1.01%
U.S. Cards	$14,665	$(1,301)	$(840)	$(763)	$(921)	$(3,825)	$-	$10,840	$(1,009)	$447	$303	$814	$555	$(2)	$11,393	7.56%
Retail banking and Global Wealth Management	1,643	(241)	(200)	(73)	55	(459)	(3)	1,181	(53)	191	57	(43)	152	(3)	1,330
Total PBWM	$16,308	$(1,542)	$(1,040)	$(836)	$(866)	$(4,284)	$(3)	$12,021	$(1,062)	$638	$360	$771	$707	$(5)	$12,723
Legacy Franchises - consumer	3,872	(458)	(543)	(266)	(117)	(1,384)	(469)	2,019	(151)	(25)	40	(54)	(190)	(433)	1,396
Total consumer ACLL	$20,180	$(2,000)	$(1,583)	$(1,102)	$(983)	$(5,668)	$(472)	$14,040	$(1,213)	$613	$400	$717	$517	$(438)	$14,119	3.84%
Total ACLL	$24,956	$(3,227)	$(2,446)	$(1,149)	$(1,176)	$(7,998)	$(503)	$16,455	$(612)	$534	$441	$593	$956	$(437)	$16,974	2.60%
Allowance for credit losses on unfunded lending commitments (ACLUC)	2,655	(626)	44	(13)	(193)	(788)	4	1,871	474	(159)	(71)	47	291	(11)	2,151
Total ACLL and ACLUC (EOP)	27,611							18,326							19,125
Other(1)	146	1	1	(13)	11	-	2	148	(6)	27	83	5	109	(14)	243
Total allowance for credit losses (ACL)	$27,757	$(3,852)	$(2,401)	$(1,175)	$(1,358)	$(8,786)	$(497)	$18,474	$(144)	$402	$453	$645	$1,356	$(462)	$19,368

(1)	Includes ACL on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						4Q22 Increase/		Full	Full	FY 2022 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2021 Increase/
	2021	2022	2022	2022	2022	3Q22	4Q21	2021	2022	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$17,715	$16,455	$15,393	$15,952	$16,309	2%	(8%)	$24,956	$16,455
Gross credit (losses) on loans	(1,279)	(1,240)	(1,212)	(1,237)	(1,467)	(19%)	(15%)	(6,720)	(5,156)	23%
Gross recoveries on loans	413	368	362	350	287	(18%)	(31%)	1,825	1,367	(25%)
Net credit (losses) / recoveries on loans (NCLs)	(866)	(872)	(850)	(887)	(1,180)	33%	36%	(4,895)	(3,789)	(23%)
Replenishment of NCLs	866	872	850	887	1,180	33%	36%	4,895	3,789	(23%)
Net reserve builds / (releases) for loans	(1,176)	(612)	534	441	593	34%	NM	(7,998)	956	NM
Provision for credit losses on loans (PCLL)	(310)	260	1,384	1,328	1,773	34%	NM	(3,103)	4,745	NM
Other, net(1)(2)(3)(4)(5)(6)	(84)	(450)	25	(84)	72	NM	NM	(503)	(437)
ACLL at end of period (a)	$16,455	$15,393	$15,952	$16,309	$16,974	4%	3%	$16,455	$16,974

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$1,871	$2,343	$2,193	$2,089	$2,151	3%	15%	$1,871	$2,151

Provision (release) for credit losses on unfunded lending commitments	$(193)	$474	$(159)	$(71)	$47	NM	NM	$(788)	$291

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$18,326	$17,736	$18,145	$18,398	$19,125	4%	4%	$18,326	$19,125

Total ACLL as a percentage of total loans(8)	2.49%	2.35%	2.44%	2.54%	2.60%

Consumer
ACLL at beginning of period	$15,105	$14,040	$12,368	$12,983	$13,361	3%	(12%)	$20,180	$14,040
NCLs	(781)	(841)	(827)	(881)	(1,062)	21%	36%	(4,509)	(3,611)	(20%)
Replenishment of NCLs	781	841	827	881	1,062	21%	36%	4,509	3,611	(20%)
Net reserve builds / (releases) for loans	(983)	(1,213)	613	400	717	79%	NM	(5,668)	517	NM
Provision for credit losses on loans (PCLL)	(202)	(372)	1,440	1,281	1,779	39%	NM	(1,159)	4,128	NM
Other, net(1)(2)(3)(4)(5)(6)	(82)	(459)	2	(22)	41	NM	NM	(472)	(438)	7%
ACLL at end of period (b)	$14,040	$12,368	$12,983	$13,361	$14,119	6%	1%	$14,040	$14,119

Consumer ACLUC(7) (b)	$29	$139	$165	$143	$120	(16%)	NM	$29	$120

Provision (release) for credit losses on unfunded lending commitments	$(5)	$109	$19	$(8)	$(20)	NM	NM	$(28)	$100

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$14,069	$12,507	$13,148	$13,504	$14,239	5%	1%	$14,069	$14,239

Consumer ACLL as a percentage of total consumer loans	3.73%	3.53%	3.65%	3.74%	3.84%

Corporate
ACLL at beginning of period	$2,610	$2,415	$3,025	$2,969	$2,948	(1%)	13%	$4,776	$2,415
NCLs	(85)	(31)	(23)	(6)	(118)	NM	39%	(386)	(178)	(54%)
Replenishment of NCLs	85	31	23	6	118	NM	39%	386	178	(54%)
Net reserve builds / (releases) for loans	(193)	601	(79)	41	(124)	NM	36%	(2,330)	439	NM
Provision for credit losses on loans (PCLL)	(108)	632	(56)	47	(6)	NM	94%	(1,944)	617	NM
Other, net(1)	(2)	9	23	(62)	31	NM	NM	(31)	1
ACLL at end of period (c)	$2,415	$3,025	$2,969	$2,948	$2,855	(3%)	18%	$2,415	$2,855

Corporate ACLUC(7) (c)	$1,842	$2,204	$2,028	$1,946	$2,031	4%	10%	$1,842	$2,031

Provision (release) for credit losses on unfunded lending commitments	$(188)	$365	$(178)	$(63)	$67	NM	NM	$(760)	$191

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,257	$5,229	$4,997	$4,894	$4,886	-	15%	$4,257	$4,886

Corporate ACLL as a percentage of total corporate loans(8)	0.85%	1.00%	1.00%	1.04%	1.01%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	4Q21 includes an approximate $90 million reclass related to the announced sale of Citi's consumer banking operations in the Philippines. The ACLL was reclassified to Other assets during 4Q21. 4Q21 consumer also includes a decrease of approximately $6 million related to FX translation.
(3)	1Q22 includes an approximate $350 million reclass related to the announced sales of Citi's consumer banking businesses in Thailand, India, Malaysia, Taiwan, Indonesia, Bahrain, and Vietnam. The ACLL was reclassified to Other assets during 1Q22. 1Q22 consumer also includes a decrease of approximately $100 million related to FX translation.
(4)	2Q22 primarily relates to FX translation.
(5)	3Q22 primarily relates to FX translation.
(6)	4Q22 primarily relates to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022 exclude $6.1 billion, $5.7 billion, $4.5 billion, $3.9 billion, and $5.4 billion respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						4Q22 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2021	2022	2022	2022	2022	3Q22	4Q21
Corporate non-accrual loans by region(1)
North America	$510	$462	$304	$276	$138	(50%)	(73%)
EMEA	367	688	712	598	502	(16%)	37%
Latin America	568	631	563	555	429	(23%)	(24%)
Asia	108	85	76	56	53	(5%)	(51%)
Total	$1,553	$1,866	$1,655	$1,485	$1,122	(24%)	(28%)

Corporate non-accrual loans (1)
Banking	$1,239	$1,323	$1,015	$1,085	$767	(29%)	(38%)
Services	70	297	353	185	153	(17%)	NM
Markets	12	13	11	-	3	NM	(75%)
Mexico SBMM	232	233	276	215	199	(7%)	(14%)
Total	$1,553	$1,866	$1,655	$1,485	$1,122	(24%)	(28%)

Consumer non-accrual loans (1)
U.S. Personal Banking and Global Wealth Management	$680	$586	$536	$585	$541	(8%)	(20%)
Asia Consumer(2)	209	38	34	30	30	-	(86%)
Mexico Consumer	524	512	493	486	457	(6%)	(13%)
Legacy Holdings Assets - Consumer	413	381	317	300	289	(4%)	(30%)
Total	$1,826	$1,517	$1,380	$1,401	$1,317	(6%)	(28%)

Total non-accrual loans (NAL)	$3,379	$3,383	$3,035	$2,886	$2,439	(15%)	(28%)

Other real estate owned (OREO)(3)	$27	$26	$13	$16	$15	(6%)	(44%)

NAL as a percentage of total loans	0.51%	0.51%	0.46%	0.45%	0.37%

ACLL as a percentage of NAL	487%	455%	526%	565%	696%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer Loans and Corporate Loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM   Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	December 31,	March 31,	June 30,	September 30,	December 31,
Common Equity Tier 1 Capital Ratio and Components (1)	2021(2)	2022(2)	2022	2022	2022(3)
Citigroup common stockholders' equity (4)	$183,108	$178,845	$180,150	$179,696	$182,325
Add: qualifying noncontrolling interests	143	126	129	113	128
Regulatory capital adjustments and deductions:
Add:
CECL transition provision (5)	3,028	2,271	2,271	2,271	2,271
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	101	(1,440)	(2,106)	(2,869)	(2,522)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(896)	27	2,145	3,211	1,441
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	20,619	20,120	19,504	18,796	19,007
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,800	3,698	3,599	3,492	3,411
Defined benefit pension plan net assets; other	2,080	2,230	2,038	1,932	1,958
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards(8)	11,270	11,701	11,679	11,690	12,197
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)(9)	-	1,157	798	1,261	327
Common Equity Tier 1 Capital (CET1)	$149,305	$143,749	$144,893	$144,567	$148,905
Risk-Weighted Assets (RWA)(5)	$1,219,175	$1,263,298	$1,217,459	$1,176,749	$1,142,816
Common Equity Tier 1 Capital ratio (CET1/RWA)	12.25%	11.38%	11.90%	12.29%	13.0%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(5)	$149,305	$143,749	$144,893	$144,567	$148,905
Additional Tier 1 Capital (AT1)(7)	20,263	20,266	20,266	20,263	20,238
Total Tier 1 Capital (T1C) (CET1 + AT1)	$169,568	$164,015	$165,159	$164,830	$169,143
Total Leverage Exposure (TLE)(5)	$2,957,764	$2,939,533	$2,935,289	$2,888,535	$2,914,246
Supplementary Leverage ratio (T1C/TLE)	5.73%	5.58%	5.63%	5.71%	5.8%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$182,977	$178,714	$180,019	$179,565	$182,194
Less:
Goodwill	21,299	19,865	19,597	19,326	19,691
Intangible assets (other than MSRs)	4,091	4,002	3,926	3,838	3,763
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	510	1,384	1,081	794	589
Tangible common equity (TCE)	$157,077	$153,463	$155,415	$155,607	$158,151
Common shares outstanding (CSO)	1,984.4	1,941.9	1,936.7	1,936.9	1,937.0
Book value per share (common equity/CSO)	$92.21	$92.03	$92.95	$92.71	$94.06
Tangible book value per share (TCE/CSO)	$79.16	$79.03	$80.25	$80.34	$81.65

(1)	See footnote 8 on page 1.
(2)	See footnote 5 on page 3.
(3)	4Q22 is preliminary
(4)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(5)	See footnote 9 on page 1.
(6)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)	Represents deferred tax excludable from Basel III CET1 Capital, which includes net DTAs arising from net operating loss, foreign tax credit and general business credit tax carry-forwards and DTAs from timing differences (future deductions) that are deducted from CET1 exceeding the 10% limitation.
(9)	Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. As of March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.